                                                               ANNUAL REPORT FOR
                                                                      YEAR ENDED
                                                               NOVEMBER 30, 1995

[logo] M F S (SM)
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) EMERGING GROWTH FUND



Front cover
Photo of computer disks.

MFS(R)  EMERGING  GROWTH  FUND

TRUSTEES                                            SECRETARY
A. Keith Brodkin* - Chairman and President          Stephen E. Cavan*
Richard B. Bailey* - Private Investor;              ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),          James R. Bordewick, Jr.*
Massachusetts Financial Services Company;           CUSTODIAN
Director, Cambridge Bancorp; Director,              State Street Bank and Trust Company
Cambridge Trust Company                             AUDITORS
Marshall N. Cohan - Private Investor                Deloitte & Touche LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac           INVESTOR  INFORMATION
Surgery, Brigham and Women's Hospital;              For MFS stock and bond market outlooks,
Professor of Surgery, Harvard Medical School        call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief          a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;             For information on MFS mutual funds, call
Chairman, Bank of N.T. Butterfield & Son Ltd.       your financial adviser or, for an information
Abby M. O'Neill - Private Investor;                 kit, call toll free: 1-800-637-2929 any
Director, Rockefeller Financial Services, Inc.      business day from 9 a.m. to 5 p.m. Eastern time
(investment adviser)                                (or leave a message anytime).
Walter E. Robb, III - President and Treasurer,      INVESTOR  SERVICE
Benchmark Advisers, Inc. (corporate financial       MFS Service Center, Inc.
consultants); President, Benchmark Consulting       P.O. Box 2281
Group, Inc. (office services); Trustee,             Boston, MA 02107-9906
Landmark Funds (mutual funds)                       For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice            1-800-225-2606 any business day from
President, Director and Secretary,                  8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company            For service to speech- or hearing-impaired,
Jeffrey L. Shames* - President and Director,        call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company            from 9 a.m. to 5 p.m. Eastern time. (To use
J. Dale Sherratt  - President, Insight Resources,   this service, your phone must be equipped with
Inc. (acquisition planning specialists)             a Telecommunications Device for the Deaf.)
Ward Smith - Former Chairman (until 1994),          For share prices, account balances and
NACCO Industries; Director, Sundstrand              exchanges, call toll free: 1-800-MFS-TALK
Corporation                                         (1-800-637-8255) anytime from a touch-tone
INVESTMENT  ADVISER                                 telephone.
Massachusetts Financial Services Company
500 Boylston Street                                 ----------------------------------------------------
Boston, MA 02116-3741                                                      TOP-RATED SERVICE
DISTRIBUTOR                                                 DALBAR         For the second year in a
MFS Fund Distributors, Inc.                                                row, MFS earned a
500 Boylston Street                                      MFS  #1  MFS      #1 ranking in
Boston, MA 02116-3741                                                      DALBAR, Inc.'s
PORTFOLIO  MANAGER                                          DALBAR         Broker/Dealer Survey,
John W. Ballen*                                                            Main Office Operations
TREASURER                                           Service Quality category. The firm achieved a 3.49
W. Thomas London*                                   overall score - on a scale of 1 to 4 - in the 1995
ASSISTANT  TREASURER                                survey. A total of 71 firms responded, offering input
James O. Yost*                                      on the quality of service they receive from 36 mutual
                                                    fund companies nationwide. The survey contained
*Affiliated with the Investment Adviser             questions about service quality in 17 categories,
                                                    including "knowledge of phone service contacts,"
                                                    "accuracy of transactions processing," and "overall
                                                    ease of doing business with the firm."
                                                    ----------------------------------------------------

LETTER  TO  SHAREHOLDERS
Dear Shareholders:
In January 1994, the Fund was closed to new investors in order to help maximize the value of existing Fund shares in the investment environment which prevailed at that time. The Fund was re-opened on January 16, 1995, following a period of decline in stock prices during which we were able to identify a number of industries and companies that we felt offered attractive investment opportunities. For the year ended November 30, 1995, Class A shares of the Fund provided a total return of 45.98%, while Class B shares had a total return of 44.89%. Both of these returns assume the reinvestment of distributions but exclude the effects of any sales charges. The Fund's returns compare to the 36.93% return of the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance. Over the same period, the stock market, as measured by the Russell 2000 Total Return Index (an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ) returned 28.51%. A discussion of the Fund's performance during this reporting period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate, but sustainable, growth has been the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Stock Market
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
The Fund's performance benefited from strong appreciation in the stock prices of many of its holdings in the technology sector, which responded in 1995 to very strong earnings growth for semiconductor, hardware, software, networking and processing companies. Oracle Systems (database software), System Software (manufacturing application software), and Informix (database software and tools) reported very strong earnings and their stock prices responded positively. Sybase (database software) and BMC Software (systems software) became major additions to the portfolio after they reported disappointing earnings which drove their stock prices to levels we believed to be very depressed. Both stocks rebounded strongly and contributed to the positive performance of the Fund. Other strong performers included networking stocks such as Cabletron and Bay Networks. The stocks of our semiconductor companies responded very positively to their strong earnings reports. Compuware (system software) and Autodesk (computer-aided design) reported disappointing earnings and have been disappointing stocks. We maintain positions in these companies because we believe their stock prices will rebound from their currently depressed levels.
    The performance of our leisure stocks was particularly helpful. HFS, the nation's largest franchiser of hotels and real estate companies, saw its stock price more than double this year, as strong earnings gains and acquisitions such as Century 21 assured investors of its future growth prospects. We believe HFS has one of the most astute management teams around, and this position is the Fund's largest.
    Health care stocks had a mixed performance this year. We established major positions in this sector to take advantage of what we believed to be depressed prices caused by investor confusion over the effect of lower Medicare reimbursement levels. While our timing was early and hurt the performance of the Fund in the spring of 1995, the stocks have recently responded positively, a trend which we believe will continue. Even though Medicare reimbursement has been cut for many companies, we believe well-managed companies will adjust their costs accordingly. We also believe health maintenance organizations (HMOs) will provide many of the solutions to the high level of the nation's health care costs. We added substantially to United Healthcare (the country's largest HMO company) during this period of investor confusion, and the stock has since appreciated by over 50%. Many of our long-term care companies have not yet rebounded from their depressed levels following the Medicare budget cuts, and investors are waiting to see whether these companies can adjust their costs effectively. We believe they will and we continue to maintain our investments in Integrated Health, Horizon Healthcare and Mariner despite their poor stock price performance.
    This year, the stock market and the Fund's investments moved higher as companies reported better-than-expected earnings. This environment was very favorable for many of our companies which reported strong earnings, and we believe this trend of investors rewarding companies that report strong earnings will continue into 1996 and could benefit the share prices of these companies. Our largest sector concentration continues to be technology. While we do not expect earnings gains to be as strong in 1996 as they were in 1995, we believe this sector should still have the strongest earnings gains of any group in 1996. We are also positive on the health care service and consumer sectors. Both groups performed poorly in 1995, and we believe their stock prices to be depressed. We believe that the health care cost-containment companies should ultimately benefit from the cost-reduction initiatives in Washington. Also, we believe the consumer sector is poised to respond positively to only a small positive change in consumer spending.
    Therefore, we believe 1996 could be the fifth consecutive year of above-average earnings gains for the S&P 500. U.S. companies are realizing record returns on their investments as they use technology and outsourcing to reduce their costs and increase productivity. We are living through an unprecedented era of productivity gains for the service sector. The downsizing of corporate America would be detrimental to the U.S. economy if it were not for the ability of the smaller companies in the United States to absorb and retrain laid-off workers. We believe these productivity gains are responsible for what has been one of the best stock market periods on record.
    We believe the companies in the portfolio are particularly well suited to benefit from technology-driven enhancements, while our technology holdings are providing the tools to the rest of the economy. We remain optimistic that the progress for our portfolio companies will be rewarded by investors in 1996.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

----------------------        ------------------------

A Photo of                     A Photo of
A. Keith Brodkin,              John W. Ballen,
Chairman and President         Portfolio Manager

----------------------        ------------------------


/s/ A. Keith Brodkin           /s/ John W. Ballen
    Chairman and President         Portfolio Manager

December 13, 1995

PORTFOLIO  MANAGER  PROFILE
John Ballen began his career at MFS as an industry specialist in 1984 and was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988 and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management. He has been the Portfolio Manager of MFS Emerging Growth Fund since 1987.

OBJECTIVE  AND  POLICY
The Fund seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of long-term growth of capital.

The Fund's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

PERFORMANCE
The information on the following page illustrates the historical performance of MFS Emerging Growth Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 13, 1993, Class A shares were offered. Information on Class A share performance appears on the next page.

In the table on the next page, we have included the average annual total returns of all mid-cap funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A results reflect the applicable expense reimbursement. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to November 30, 1995)

Line graph representing the growth of a $10,000 investment for the nine-year period ended November 30, 1995. The graph is scaled from $0 to $60,000 in $10,000 segments. The years are marked in 12-month segments from 1988 to 1995. There are four lines drawn to scale. One is a solid line representing MFS Emerging Growth Fund (Class B), a second line of very-short dashes represents the S&P 500, a third line of very, very-short dashes represents the Russell 2000 Index, a fourth line of medium-short dashes represents the Consumer Price Index.

MFS Emerging Growth Fund (Class B)                             $53,176
S&P 500                                                        $33,034
Russell 2000 Index                                             $26,961
Consumer Price Index                                           $13,897

AVERAGE  ANNUAL  TOTAL  RETURNS
                                                                    Life of
                                                                      Class
                                                                    through
                                       1 Year   3 Years   5 Years  11/30/95
------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class A)
  including 5.75% sales charge        +37.61%     --        --      +24.18%<F1>
------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class A)
  at net asset value                  +45.98%     --        --      +27.54%<F1>
------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class B)
  with CDSC<F2>                       +40.89%   +22.57%   +33.35%   +20.56%<F3>
------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class B)
  without CDSC                        +44.89%   +23.23%   +33.48%   +20.56%<F3>
------------------------------------------------------------------------------
Average mid-cap fund                  +33.69%   +15.35%   +20.20%   +14.62%<F4>
------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index                               +36.93%   +15.05%   +16.76%   +14.34%<F4>
------------------------------------------------------------------------------
Russell 2000 Index                    +28.51%   +14.76%   +21.30%   +11.77%<F4>
------------------------------------------------------------------------------
Consumer Price Index<F5>               + 2.61%   + 2.65%   + 2.80%   + 3.76%<F4>
------------------------------------------------------------------------------
<F1> For the period from the commencement of offering of Class A shares,
     September 13, 1993 to November 30, 1995.
<F2> These returns reflect the applicable Class B CDSC of 4%, 3% and 2% for the
     1-, 3- and 5- year periods, respectively, and 0% for the period commencing December 29, 1986.
<F3> For the period from the commencement of offering of Class B shares,
     December 29, 1986 to November 30, 1995.
<F4> Benchmark comparisons begin on January 1, 1987. Source: Lipper Analytical
     Services, Inc.
<F5> The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO OF INVESTMENTS - November 30, 1995
Common Stocks and Warrants - 97.9%
-----------------------------------------------------------------------------
Issuer                                                 Shares           Value
-----------------------------------------------------------------------------
Airlines
  Atlas Air, Inc.*                                     77,400  $    1,180,350
-----------------------------------------------------------------------------
Apparel and Textiles - 1.0%
  Donnkenny, Inc.*                                     30,000  $      990,000
  Nine West Group, Inc. *                             676,316      30,011,522
  Team Rent Group, Inc.*                              130,000       1,251,250
                                                               --------------
                                                               $   32,252,772
-----------------------------------------------------------------------------
Automotive - 0.1%
  APS Holding Corp.*                                  154,000  $    2,849,000
  Delfecta-Shield Corp.*                               15,000          80,625
  Safety Components International, Inc.*               28,000         434,000
                                                               --------------
                                                               $    3,363,625
-----------------------------------------------------------------------------
Banks and Credit Companies - 0.1%
  Capital One Financial Corp.                          28,500  $      719,625
  First Bank System, Inc.                              10,900         562,713
  Northern Trust Corp.                                 10,700         559,075
  Turkiye Garanti Bankasi, ADR##                       32,000         224,000
                                                               --------------
                                                               $    2,065,413
-----------------------------------------------------------------------------
Biotechnology - 0.6%
  Guidant Corp.                                       487,000  $   18,201,625
  Myriad Genetics, Inc.*                               26,800         844,200
  Perseptive Biosystems, Inc.*                         10,000          93,125
                                                               --------------
                                                               $   19,138,950
-----------------------------------------------------------------------------
Business Machines - 0.1%
  Affiliated Computer Services, Inc.*                 123,900  $    3,995,775
  CMC Industries, Inc.*                                75,200         333,700
  National Instruments Corp.*                          23,800         452,200
                                                               --------------
                                                               $    4,781,675
-----------------------------------------------------------------------------
Business Services - 5.7%
  APAC Teleservices, Inc.*                             45,700  $    1,445,262
  Accustaff, Inc.*                                    110,000       3,300,000
  BISYS Group, Inc.*                                  390,623      11,035,100
  Business Resource Group*                             59,600         260,750
  CUC International, Inc.*                          2,122,450      80,653,100
  Computer Sciences Corp.*                             95,000       6,911,250
  Corestaff, Inc.*                                     41,900       1,330,325
  DST Systems, Inc.*                                   76,150       2,198,831
  Equity Corp., International*                        125,000       2,437,500
  Fiserv, Inc. *                                      247,500       6,558,750
  Franklin Quest Co.*                                 764,500      14,429,938
  Global Directmail Corp.*                            313,300       8,733,238
  HPR, Inc.*                                           14,500         420,500
  Interim Services Inc.*                              200,000       6,400,000
  Mail Well Holdings, Inc.*                           404,000       4,646,000
  National Data Corp.                                  74,700       1,820,813
  Personal Group of America, Inc.*                     29,900         362,537
  RTW, Inc.*                                           24,000         636,000
  Romac International, Inc.*                           16,300         326,000
  Rural/Metro Corp.*                                  234,700       5,750,150
  SOS Staffing Services, Inc.*                         75,000         656,250
  SPS Transaction Services, Inc.*                     512,045      14,145,243
  Stewart Enterprises, Inc.                           277,400       9,084,850
  TRM Copy Centers Corp.*                              18,700         182,325
  Technology Solutions Co.*                            42,700         725,900
  Transaction Systems Architects, Inc., "A"*          111,400       3,035,650
                                                               --------------
                                                               $  187,486,262
-----------------------------------------------------------------------------
Cellular Phones
  Telephone & Data Systems, Inc.                        9,700  $      369,813
-----------------------------------------------------------------------------
Chemicals
  Uniroyal Chemical Corp.*                            183,400  $    1,467,200
-----------------------------------------------------------------------------
Computer Software - 0.8%
  Applix, Inc.*                                        24,000  $      981,000
  CBT Group, PLC*                                      62,000       3,348,000
  DSP Communications, Inc.*                            65,000       2,851,875
  Diamond Multimedia Systems, Inc.*                    64,200       2,166,750
  Epic Design Technology, Inc.*                        31,800         675,750
  Expert Software, Inc.*                               16,500         278,438
  Hummingbird Communications*                         302,200      15,185,550
  Network Peripherals, Inc.*                           33,700         454,950
  Number Nine Visual Technology*                       15,300         179,775
  Objective Systems Integrator*                        38,100         723,900
  P-COM, Inc.*                                         19,800         346,500
  Stormedia, Inc.*                                     16,300         647,925
                                                               --------------
                                                               $   27,840,413
-----------------------------------------------------------------------------
Computer Software - Personal Computers - 5.1%
  A.D.A.M Software, Inc.*                              20,800  $      221,000
  ASM Lithography Holding*                             30,000       1,263,750
  Acclaim Entertainment, Inc.*                        100,000       2,106,250
  Advent Software, Inc.*                                9,300         195,300
  Arbor Software Corp.*                                 9,700         417,100
  Autodesk, Inc.++                                  2,894,770     102,040,642
  Avant Corp.*                                         16,800         756,000
  Datastream Systems, Inc.*                            10,000         182,500
  Electronic Arts, Inc.*                              260,600       8,892,975
  First Data Corp.                                     12,052         855,692
  Insight Enterprises, Inc.*                           81,000       1,194,750
  Learning Co.*                                        73,100       4,440,825
  Macromedia, Inc.*                                    76,000       3,534,000
  Mapinfo Corp.*                                       50,000         975,000
  Maxis, Inc.*                                         22,700         930,700
  McAfee Associates, Inc.*                             11,299         539,527
  Metatec Corp.*                                       70,000         726,250
  Microsoft Corp.*                                    120,000      10,455,000
  Pure Software, Inc.*                                 25,400         831,850
  Simware, Inc.*                                       82,300         555,525
  Smith Micro Software, Inc.*                          28,200         274,950
  Softdesk, Inc.*                                      37,600         864,800
  Softkey International, Inc.*                        390,000      13,162,500
  Software Artistry, Inc.*                             10,700         197,950
  Spectrum Holobyte Industries*                        65,600         565,800
  State of the Art, Inc.*                             120,000       1,245,000
  Symantec Corp.*                                     310,000       8,215,000
  TGV Software, Inc.*                                  20,100         170,850
  TIVOLI Systems, Inc.*                                15,000         446,250
  Touchstone Software Corp.*                          100,700         654,550
  Visio Corp.*                                         21,900         585,825
                                                               --------------
                                                               $  167,498,111
-----------------------------------------------------------------------------
Computer Software - Systems - 21.9%
  Adobe Systems, Inc.                                 171,300  $   11,584,163
  Applied Microsystems Corp.*                          36,500         333,063
  Aspen Technology, Inc.*                              20,000         600,000
  ASTEA International, Inc.*                           22,000         451,000
  BAAN Co.*                                            29,200       1,324,950
  BDM International, Inc.*                             43,400       1,160,950
  BMC Software, Inc. *                              1,901,550      80,340,488
  Black Box Corp.*                                     75,000       1,265,625
  C ATS Software, Inc.*                                20,400         137,700
  Cadence Design Systems, Inc.*                     2,513,250      90,477,000
  Carnegie Group, Inc.*                               150,000       1,406,250
  Clarify, Inc.*                                       16,200         447,525
  Computer Associates International, Inc.           1,060,000      69,430,000
  Computer Management Sciences, Inc.*                  13,100         248,900
  Computron Software, Inc.*                            29,400         448,350
  Compuware Corp.*++                                2,199,524      45,090,242
  Cooper & Chyan Technology*                           22,200         308,025
  Datalogix International, Inc.*                       22,100         265,200
  Discreet Logic, Inc.*                                29,200         890,600
  Enterprise Systems, Inc.*                            12,900         403,125
  Firefox Communications, Inc.*                        14,900         324,075
  Fractal Design Corp.*                                22,600         322,050
  HNC Software, Inc.*                                  12,800         518,400
  Harbinger Corp.*                                     10,000         251,250
  Imnet Systems, Inc.*                                 35,700         883,575
  Informix Corp.*                                   1,876,518      51,956,092
  Insignia Solutions, Inc., ADR*                       32,400         660,150
  Integrated Measurement Systems*                      28,900         379,313
  Keane, Inc.*                                        209,300       5,781,912
  Lexmark International Group, "A"*                   276,800       5,363,000
  Logic Works, Inc.*                                   57,100         842,225
  Marcam Corp.*++                                     576,800       9,877,700
  Meta-Software, Inc.*                                 18,900         321,300
  Mysoftware Co.*                                      28,800         432,000
  Nerwork Appliance, Inc.*                             22,600         683,650
  Open Environment Corp.*                              23,200         232,000
  Oracle Systems Corp.*                             3,596,800     163,204,800
  Photon Dynamics, Inc.*                               32,100         312,975
  Pixar, Inc.*                                         30,600       1,246,950
  Premenos Technology Corp.*                           35,700       1,517,250
  Programmers Paradise, Inc.*                          76,000         636,500
  Psinet, Inc.*                                        20,300         428,837
  Quickturn Design System, Inc.*                       66,000         676,500
  Radisys Corp.*                                      125,400       1,567,500
  Remedy Corp.*                                        13,800         848,700
  Renaissance Solutions, Inc.*                         16,600         282,200
  STB Systems, Inc.*                                   20,000         212,500
  Scopus Technology*                                   15,800         375,250
  Secure Computing Corp.*                              16,800         961,800
  Security Dynamics Technology*                        29,800       1,475,100
  Seer Technologies, Inc.*                             17,600         257,400
  Shiva Corp.*                                         29,700       2,197,800
  Smartflex Systems, Inc.*                             42,300         745,537
  Spyglass, Inc.*                                       7,000         750,750
  Summit Medical Systems, Inc.*                        26,900         598,525
  Sybase, Inc.*                                     2,328,089      81,774,126
  Sync Research, Inc.*                                 19,400         984,550
  System Software Associates, Inc.++                2,045,100      73,623,600
  Unison Software, Inc.*                               16,200         190,350
  Uunet Technologies, Inc.*                            32,200       2,559,900
  Vantive Corp.*                                       16,000         408,000
  Verity, Inc.*                                        32,900       1,636,775
                                                               --------------
                                                               $  724,916,023
-----------------------------------------------------------------------------
Construction Services
  Shaw Group Inc.*                                    159,400  $    1,554,150
-----------------------------------------------------------------------------
Consumer Goods and Services - 0.5%
  Bell Sports Corp.*                                  109,551  $      890,102
  Blyth Inds, Inc.*                                    57,700       3,238,413
  Bollinger Inds, Inc.*                                45,000         112,500
  Cerplex Group, Inc.*                                133,800         986,775
  Department 56 Inc.*                                  19,050         785,812
  First Alert, Inc.*                                   20,000         212,500
  Fresh America Corp.*                                 42,500         350,625
  Oakley, Inc.*                                        25,000         800,000
  Perrigo Co.*                                        141,000       1,850,625
  Service Corp. International                         166,200       6,751,875
  Sola International, Inc.*                            63,000       1,716,750
                                                               --------------
                                                               $   17,695,977
-----------------------------------------------------------------------------
Electrical Equipment
  Brooks Automation, Inc.*                             10,000  $      170,000
  Chicago Miniature Lamp, Inc.*                        10,000         210,000
  Integrated Silicon Solution*                         20,700         496,800
  Zycon Corp.*                                         52,700         678,512
                                                               --------------
                                                               $    1,555,312
-----------------------------------------------------------------------------
Electronics - 4.3%
  ACT Manufacturing, Inc.*                             24,800  $      372,000
  ADE Corp.*                                           50,000         812,500
  AG Associates, Inc.*                                 24,600         448,950
  AVX Corp.                                            95,800       2,754,250
  Actel Corp.*                                         40,000         530,000
  Altera Corp.*                                       290,300      16,837,400
  Anadigics, Inc.*                                     22,300         440,425
  Burr Brown Corp.*                                   215,600       6,198,500
  CP Clare Corp.*                                     180,000       4,455,000
  Cincinnati Microwave, Inc.*                         100,000         700,000
  Cyberoptics Corp.*                                   35,000       1,181,250
  ESS Technology, Inc.*                                37,100       1,224,300
  Euphonix, Inc.*                                      70,000         595,000
  Gasonics International Corp.*                        69,000       1,224,750
  General Scanning, Inc.*                              21,000         254,625
  Information Storage Devices*                         85,000       1,508,750
  LSI Logic Corp.*                                    412,000      17,252,500
  Linear Technology Corp.                             482,800      21,846,700
  MEMC Electronic Materials, Inc.*                     61,000       2,020,625
  Maxim Integrated Products, Inc.*                     12,500         937,500
  Micrel, Inc.*                                        29,800         491,700
  Micro Linear Corp.*                                 108,600       1,221,750
  National Semiconductor Corp.*                        60,000       1,282,500
  Novellus Systems, Inc.*                             152,000       9,424,000
  Oak Technology, Inc.*                               246,800      11,599,600
  Ontrak Systems, Inc.*                                23,800         398,650
  Paradigm Technology, Inc.*                           17,900         326,675
  Quality Semiconductor, Inc.*                          5,000          40,000
  Ross Technology, Inc.*                               19,300         253,312
  SDL, Inc.*                                           12,600         283,500
  Sandisk Corp.*                                       33,500         745,375
  Semitool, Inc.*                                      38,700         619,200
  Telcom Semiconductor, Inc.*                          42,200         353,425
  Tower Semiconductor Ltd.*                           250,000       6,218,750
  Ultratech Stepper, Inc.*                            109,800       4,144,950
  Veeco Instruments, Inc.*                             30,000         532,500
  Xilinx, Inc.*                                       662,000      21,266,750
                                                               --------------
                                                               $  140,797,662
-----------------------------------------------------------------------------
Entertainment - 3.8%
  Ambassadors International, Inc.*                     86,100  $      753,375
  American Radio Systems, "A"*                         31,800         723,450
  Argosy Gaming Corp.*                                100,100         850,850
  Aztar Corp.*                                         30,100         263,375
  Boomtown, Inc.*##                                    35,000         218,750
  Casino America, Inc.*                               412,000       2,420,500
  Central European Media Enterprises Ltd.*             21,700         477,400
  GT Bicycles, Inc.*                                   81,600         785,400
  Grand Casinos, Inc.*                                983,300      36,136,275
  Harrah's Entertainment, Inc.*                     2,104,402      52,347,000
  Heftel Broadcasting Corp., "A"*                     130,500       1,924,875
  Heritage Media Corp.*                                59,400       1,551,825
  Hollywood Park, Inc.*                                40,000         410,000
  Infinity Broadcasting Corp., "A"*                   365,150      11,684,800
  Jacor Communications, Inc.*                          30,000         517,500
  Lodgenet Entertainment Corp.*                        30,000         330,000
  Marvel Entertainment Group, Inc.*                    20,000         230,000
  Monarch Casino & Resort, Inc.*                       90,000         405,000
  National Gaming Corp.*++                            260,000       2,567,500
  Players International, Inc.*                        261,250       3,461,562
  President Casinos, Inc.*                            600,000       1,462,500
  Radica Games Ltd.*                                  210,000         393,750
  Showboat, Inc.                                      180,000       4,860,000
  Sinclair Broadcast Group, "A"*                       38,900         768,275
  Starsight Telecast, Inc.*                            15,700          64,762
  Station Casinos, Inc.*                               85,000       1,275,000
                                                               --------------
                                                               $  126,883,724
-----------------------------------------------------------------------------
Financial Institutions - 0.3%
  Advanta Corp., "B"                                   13,000  $      503,750
  BHC Financial, Inc.                                  37,875         705,422
  Banca Quadrum S.A., ADR*                            131,800         790,800
  Credit Acceptance Corp.*                            125,000       2,562,500
  Finova Group, Inc.                                   10,900         528,650
  First Investment Financial Services Group*           88,300         894,038
  First Merchants Acceptance Corp.*                    45,000         888,750
  Franklin Resources, Inc.                             13,600         719,100
  Investors Financial Services Co.*                     9,300         181,350
  Jayhawk Acceptance Corp.*                            45,000         562,500
  TFC Enterprises, Inc.*                               15,000         102,187
  Union Acceptance Corp.*                              30,000         457,500
  WFS Financial, Inc.*                                 32,600         533,825
                                                               --------------
                                                               $    9,430,372
-----------------------------------------------------------------------------
Food and Beverage Products - 0.1%
  Boston Beer, Inc.*                                   17,100  $      440,325
  Pete's Brewing Co.*                                  33,700         825,650
  Rocky Mountain Chocolate Factory*                    67,100         821,975
                                                               --------------
                                                               $    2,087,950
-----------------------------------------------------------------------------
Insurance - 0.4%
  Amerin Corp.*                                       117,100  $    2,576,200
  Compdent Corp.*                                     159,300       5,535,675
  Equitable of Iowa Cos.                               18,500         647,500
  Lasalle Research Holdings Ltd.*                      64,100       1,330,075
  Meadowbrook Insurance Group, Inc.*                   27,100         752,025
  PMI Group, Inc.                                      30,000       1,425,000
  Prudential Reinsurance Holdings, Inc.*               90,000       1,878,750
                                                               --------------
                                                               $   14,145,225
-----------------------------------------------------------------------------
Machinery - 0.1%
  Computational Systems, Inc.*                         29,500  $      442,500
  Hardinge Bros., Inc.                                 15,000         376,875
  Westinghouse Air Brake Co.                          178,900       1,654,825
                                                               --------------
                                                               $    2,474,200
-----------------------------------------------------------------------------
Medical and Health Products - 0.9%
  Amerisource Healthcare Corp., "A"*                   33,800  $      980,200
  Boston Scientific Corp.*                            260,000      10,530,000
  Haemonetics Corp.*                                   40,000         710,000
  Health Management, Inc.*                            179,000       2,416,500
  Healthdyne, Inc.*                                   378,500       2,933,375
  ICU Medical, Inc.*                                   60,000         697,500
  Medcath, Inc.*                                       30,000         517,500
  Medisense, Inc.*                                    127,500       3,283,125
  Orthofix International N.V.*                        473,749       4,263,741
  Parexel International Corp.*                         19,500         438,750
  Perclose, Inc.*                                      60,000         840,000
  Sofamor/Danek Group, Inc.*                           30,100         692,300
  Tokos Medical Corp.*                                200,000       1,650,000
  Uromed Corp.*                                        35,165         356,046
  Zoll Medical Corp.*                                 107,500         954,062
                                                               --------------
                                                               $   31,263,099
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 18.7%
  AHI Healthcare Systems, Inc.*                        47,700  $      560,475
  Advantage Health Corp.*                             128,300       4,233,900
  American Homepatient, Inc.*                          80,500       2,243,938
  American Medical Response*                           44,500       1,273,812
  American Oncology Resources, Inc.*                   36,800       1,306,400
  CRA Managed Care, Inc.*                              31,900         741,675
  Clintrials Research*                                 30,000         528,750
  Columbia/HCA Healthcare                             472,123      24,373,350
  Community Care of America*                          100,000       1,212,500
  Community Health Systems, Inc.*                     597,800      20,474,650
  FPA Medical Management, Inc.*                       250,000       1,562,500
  First Commonwealth, Inc.*                            12,600         277,200
  Foundation Health Corp.*                            894,000      40,900,500
  Genesis Health Ventures, Inc.*                       93,500       3,050,437
  HCIA, Inc.*                                          16,400         742,100
  Health Management Assoc., Inc.*                      39,000       1,033,500
  Healthdyne Technologies Information Enterprises*    378,500         567,750
  Healthdyne, Inc.*                                   246,293       2,678,437
  Healthplan Services Corp.*                           58,000       1,377,500
  Healthsource, Inc.*                                 382,305      23,894,063
  HealthWise of America, Inc.*                        102,500       3,203,125
  Horizon/CMS Healthcare Corp.*                       510,325      11,035,778
  IDX Systems Corp.*                                   21,300         585,750
  Integrated Health Services,Inc.++                 1,404,927      31,084,010
  Lincare Holdings, Inc.*                             196,300       5,251,025
  Living Centers Of America*                          190,600       5,980,075
  Manor Care, Inc.                                     78,600       2,564,325
  Mariner Health Group, Inc.*                         888,900      11,889,037
  Medpartners, Inc.*                                   25,000         709,375
  Mid Atlantic Medical Services,Inc.*++             3,120,600      76,064,625
  Multicare Cos Inc.*                                  80,900       1,688,788
  National Surgery Centers, Inc.*                      18,800         399,500
  Occusystems, Inc.*                                   13,100         253,812
  Option Care, Inc.*                                  140,000         560,000
  Orthodontic Centers of America*                     225,000       7,143,750
  Owen Healthcare, Inc.*                              214,600       4,667,550
  Oxford Health Plans, Inc.*                           56,100       4,207,500
  Pacific Physician Services, Inc.*                    17,350         286,275
  Pacificare Health Systems, Inc., "A"*               194,900      16,566,500
  Pacificare Health Systems, Inc., "B"*               817,146      70,887,416
  Pediatric Services of America, Inc.*                 45,000         843,750
  Pediatrix Medical Group*                             37,400         766,700
  Physician Corp. of America*                          23,500         355,437
  Physician Reliance Network, Inc.*                   100,000       3,550,000
  Physician Sales & Service, Inc.*                     42,000         798,000
  Physicians Resource Group, Inc.*                    110,300       2,399,025
  Professional Sports Care Management*                 60,000         397,500
  Quorum Health Group, Inc.*                           66,100       1,429,412
  Renal Treatment Centers, Inc.*                      410,000      16,553,750
  Renal Treatment Centers,Inc.*+                       17,651         712,659
  Schein Henry, Inc.*                                  26,850         677,963
  Sierra Health Services, Inc.*                        27,700         907,175
  Sterling Healthcare Group*                          105,600       1,320,000
  Sterling House Corp.*                                27,300         303,712
  Sun Health Care Group, Inc.*                         90,000       1,113,750
  Surgical Care Affiliates, Inc.                      394,200      12,811,500
  Total Renal Care Holdings, Inc.*                     29,900         803,563
  United Dental Care, Inc.*                            25,400         850,900
  United Healthcare Corp.                           2,889,786     181,695,295
  Wellcare Management, Inc.*                           77,700       1,651,125
                                                               --------------
                                                               $  618,002,869
-----------------------------------------------------------------------------
Metals and Minerals
  Castech Alum Group, Inc.*                            69,400  $    1,058,350
-----------------------------------------------------------------------------
Pollution Control - 0.9%
  Laidlaw, Inc.                                       801,570  $    7,414,523
  Republic Industries, Inc.*                          760,000      20,425,000
  Sanifill, Inc.*                                      80,800       2,706,800
                                                               --------------
                                                               $   30,546,323
-----------------------------------------------------------------------------
Printing and Publishing
  Desktop Data, Inc.*                                  15,400  $      411,950
-----------------------------------------------------------------------------
Railroad
  Railtex Inc.*                                         5,000  $      101,250
  Wisconsin Central Transportation Corp.*              10,900         632,200
                                                               --------------
                                                               $      733,450
-----------------------------------------------------------------------------
Real Estate - 0.2%
  NHP, Inc.*                                          444,700  $    7,337,550
-----------------------------------------------------------------------------
Restaurants and Lodging - 14.5%
  Amerihost Properties, Inc.*++                       451,000  $    2,762,375
  Apple South, Inc.                                   412,150       8,655,150
  Applebee's International, Inc.++                  1,960,800      54,412,200
  Back Bay Restaurant Group, Inc.*++                  185,100       1,064,325
  Bertucci's, Inc.*                                   379,700       1,993,425
  Brinker International, Inc.*                      1,640,300      25,219,613
  Buffets, Inc.*++                                  1,568,000      20,776,000
  Bugaboo Creek Steak House, Inc.*                     35,000         297,500
  Cheesecake Factory*                                  10,000         225,000
  Doubletree Corp.*                                   185,300       3,937,625
  Ground Round Restaurants, Inc.*                     241,000         647,687
  HFS, Inc.*++                                      3,220,805     223,040,746
  Hammons (John Q) Hotels, Inc.*++                    544,300       5,374,962
  Hometown Buffet, Inc.*++                            909,000       9,885,375
  IHOP Corp.*++                                       612,200      15,840,675
  Innkeepers USA Trust                                207,000       1,888,875
  Italian Oven, Inc.*                                 230,000       1,840,000
  La Quinta Inns, Inc.                                 76,000       2,061,500
  Lone Star Steakhouse and Saloon, Inc.*              370,500      14,542,125
  Papa John's International, Inc.*                     25,000       1,071,875
  Promus Hotel Corp.*                               1,546,701      34,220,760
  Quantum Restaurant Group, Inc.*++                   553,200       6,776,700
  Renaissance Hotel Group*                            687,000      14,427,000
  ShoLodge, Inc.*                                     375,600       3,521,250
  Showbiz Pizza Time, Inc.*++                         755,000       9,626,250
  Sonic Corp.*                                        436,950       9,612,900
  Studio Plus Hotels of America, Inc.*                 20,700         457,988
  Supertel Hospitality, Inc.*                          30,000         360,000
  Taco Cabana, Inc.*++                                962,395       5,172,873
  UNO Restaurant Corp.*                               164,500       1,130,938
                                                               --------------
                                                               $  480,843,692
-----------------------------------------------------------------------------
Special Products and Services - 0.4%
  Central Packaging Corp.*                             44,400  $    1,221,000
  Central Tractor Farm & Country, Inc.*                 5,000          48,750
  Childrens Discovery Centers*                        125,000         968,750
  Educational Insights, Inc.*                          46,500         162,750
  ITT Educational Services, Inc.*                     149,500       3,064,750
  Plasma & Materials Technology*                       16,100         197,225
  Simula, Inc.*                                        35,000         713,125
  Sphere Drake Holdings Ltd.*                         405,000       5,821,875
  Sportmart, Inc., "A"*                                96,000         474,000
  West Marine, Inc.*                                   30,000       1,008,750
                                                               --------------
                                                               $   13,680,975
-----------------------------------------------------------------------------
Steel - 0.1%
  Carbide/Graphite Group, Inc.*                        36,600  $      549,000
  Citation Corp.*                                     203,000       3,273,375
                                                               --------------
                                                               $    3,822,375
-----------------------------------------------------------------------------
Stores - 10.1%
  AutoZone, Inc.*                                      11,487  $      334,559
  BT Office Products International, Inc.*             465,000       5,928,750
  Bed Bath & Beyond, Inc.*                             70,000       2,301,250
  Boise Cascade Office Products*                      160,700       5,885,637
  Borders Group, Inc.*                                200,000       3,525,000
  Circle K Corp.*                                     187,500       4,453,125
  CompUSA, Inc.*                                      110,000       4,083,750
  Consolidated Stores Corp.*                          825,700      20,436,075
  Corporate Express, Inc.*                            348,000       9,309,000
  Creative Computers, Inc.*                            76,000       2,052,000
  De Rigo SPA-ADR*                                     42,800         909,500
  Dollar Tree Stores, Inc.*                           176,500       4,942,000
  Duty Free International, Inc.                       687,800       9,285,300
  Finish Line (The), Inc., "A"*                        20,000         180,000
  General Nutrition Cos., Inc.*                       264,000       5,841,000
  Grow Biz International, Inc.*                        60,000         547,500
  Gymboree Corp.*                                     318,750       7,530,469
  Hello Direct, Inc.*                                  42,000         231,000
  Hollywood Entertainment, Corp.*                   1,050,000      16,931,250
  Micro Warehouse, Inc.*++                          1,730,600      81,338,200
  Moovies, Inc.*                                       18,300         292,800
  Mothers Work, Inc.*++                               211,500       2,908,125
  Movie Gallery, Inc.*                                378,100      12,949,925
  National Vision Associates Ltd.*                    203,700         662,025
  Natural Wonders, Inc.*                               28,600          82,225
  Office Depot, Inc.*                               3,993,600      97,843,200
  Officemax, Inc.*                                    739,100      16,814,525
  PetSmart, Inc.*                                      67,487       2,176,456
  Renters Choice, Inc.*                               315,900       5,172,862
  Shoe Carnival, Inc.*                                487,000       1,887,125
  Sports & Recreation, Inc.*                           45,000         315,000
  Sports Club, Inc.*                                  196,000         710,500
  Sunglass Hut International, Inc.*                   150,000       3,150,000
  U.S. Office Products Co.*                            92,500       1,549,375
  Welcome Home, Inc.*                                  88,900         205,581
                                                               --------------
                                                               $  332,765,089
-----------------------------------------------------------------------------
Telecommunications - 5.3%
  3Com Corp.*                                         104,622  $    4,786,456
  ACT Networks, Inc.*                                  16,400         170,150
  Accom, Inc.*                                         30,500         232,562
  Ascend Communications, Inc.*                        115,000       8,222,500
  Bay Networks, Inc.*                                 551,163      24,802,335
  Cabletron Systems, Inc.*                            520,200      43,176,600
  Cisco Systems, Inc.*                                 50,000       4,206,250
  Colonial Data Technologies*                         171,200       2,717,800
  Comdial Corp.*                                      125,000       1,312,500
  Equalnet Holding Corp.*++                           447,000       8,604,750
  Harmonic Lightwaves, Inc.*                           18,300         192,150
  Midcom Communications, Inc.*                         99,000       1,757,250
  Mobilemedia Corp., "A"*                              74,500       1,927,688
  Ortel Corp.*                                         24,200         284,350
  Paging Network, Inc.*                                44,000         979,000
  Premisys Communications, Inc.*                       14,900       1,434,125
  Sitel Corp*                                          27,400         705,550
  T-Netix, Inc.*                                       27,000         276,750
  Tel-Save Holdings, Inc.*                            704,900      10,044,825
  Teltrend, Inc.*                                      25,000       1,000,000
  Transwitch Corp.*                                    10,000         126,250
  Videoserver, Inc.*                                   19,600         627,200
  Westell Technologies, Inc.*                          33,000         429,000
  Worldcom, Inc.*                                   1,743,685      56,669,763
  Xpedite Systems, Inc.*                               35,000         516,250
                                                               --------------
                                                               $  175,202,054
-----------------------------------------------------------------------------
Trucking - 0.3%
  Celadon Group, Inc.*                                 23,000  $      215,625
  MTL, Inc.*                                           45,000         590,625
  PST Vans, Inc.*                                      58,900         364,444
  Transport Corp. of America, "B"*++                  540,000       6,885,000
  US Xpress Enterprises, Inc., "A"*                    34,200         252,225
                                                               --------------
                                                               $    8,307,919
-----------------------------------------------------------------------------
Utilities - Telephone - 0.1%
  Frontier Corporation                                 87,400  $    2,261,475
-----------------------------------------------------------------------------
Venture Capital - 0.3%
  Copley Partners 1+ #                              3,000,000  $      761,724
  Copley Partners 2+ #                              3,000,000       2,029,296
  Highland Capital Partners+ ++                     7,500,000       8,320,425
                                                               --------------
                                                               $   11,111,445
-----------------------------------------------------------------------------
Foreign - 1.2%
  Australia - 0.6%
    Sydney Harbor Casino Ltd                       15,612,000  $   20,987,004
  Canada - 0.3%
    Rogers Communications, Inc., "B"                  799,000       8,377,419
  Netherlands -
    Call Net Enterprises, Inc., "B"*##                125,000         873,740
  New Zealand - 0.3%
    Sky City Ltd.*                                    390,000       7,949,906
-----------------------------------------------------------------------------
Total Foreign Stocks                                           $   38,188,069
-----------------------------------------------------------------------------
Total Common Stocks and Warrants (Identified Cost,
  $2,063,087,976)                                              $3,244,521,863
-----------------------------------------------------------------------------

Convertible  Bonds - 0.2%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
-----------------------------------------------------------------------------
Entertainment - 0.1%
  Argosy Gaming Corp., 12s, 2001                      $ 4,176  $    3,920,220
-----------------------------------------------------------------------------
Restaurants and Lodging -- 0.1%
  ShoLodge, Inc., 7.5s, 2004                          $ 2,000  $    1,590,000
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $6,332,493)          $    5,510,220
-----------------------------------------------------------------------------

Short-Term  Obligations - 3.5%
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 12/06/95                $ 1,200  $    1,199,053
  Federal Home Loan Bank, due 12/07/95                  2,000       1,998,113
  Federal Home Loan Mortgage Corp., due 12/06/95       50,000      49,960,556
  Federal National Mortgage Association,
    due 12/13/95                                        7,450       7,435,960
  General Electric Co., due 12/01/95                   55,570      55,570,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $  116,163,682
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $2,185,584,151)            $3,366,195,765

Other  Assets,  Less  Liabilities - (1.6)%                        (53,675,767)
=============================================================================
Net Assets - 100.0%                                            $3,312,519,998
-----------------------------------------------------------------------------
 * Non-income producing security.
 + Restricted security.
 # Security valued by or at the direction of the Trustees.
++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $1,720,178,918)    $2,571,378,890
    Affiliated issuers (identified cost, $465,405,233)           794,816,875
                                                              --------------
      Total investments, at value (identified cost,
        $2,185,584,151)                                       $3,366,195,765
  Cash                                                               146,892
  Receivable for investments sold                                  3,418,864
  Receivable for Fund shares sold                                 18,450,761
  Interest and dividends receivable                                  334,566
  Other assets                                                        38,780
                                                              --------------
      Total assets                                            $3,388,585,628
                                                              --------------
Liabilities:
 Payable for investments purchased                            $   59,491,278
  Payable for Fund shares reacquired                              14,083,954
  Payable to affiliates -
    Management fee                                                    66,439
    Shareholder servicing agent fee                                   13,419
    Distribution fee                                               1,309,663
  Accrued expenses and other liabilities                           1,100,877
                                                              --------------
      Total liabilities                                       $   76,065,630
                                                              --------------
Net assets                                                    $3,312,519,998
                                                              ==============
Net assets consist of:
  Paid-in capital                                             $2,132,225,191
  Unrealized appreciation on investments                       1,180,611,614
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   (254,230)
  Accumulated net investment loss                                    (62,577)
                                                              --------------
      Total                                                   $3,312,519,998
                                                              ==============
Shares of beneficial interest outstanding                       124,309,581
                                                                ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,311,527,175 / 48,960,009 shares of
      beneficial interest outstanding)                           $26.79
                                                                 ======
  Offering price per share (100/94.25)                           $28.42
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,000,992,823 / 75,349,572 shares of
      beneficial interest outstanding)                           $26.56
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares. See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest (including $118,667 received from affiliated
      issuers)                                                   $  3,663,824
    Dividends (including $769,629 received from affiliated
      issuers)                                                      1,591,294
                                                                 ------------
      Total investment income                                    $  5,255,118
                                                                 ------------
  Expenses -
    Management fee                                               $ 15,957,197
    Trustees' compensation                                             46,371
    Shareholder servicing agent fee (Class A)                       1,138,405
    Shareholder servicing agent fee (Class B)                       2,395,389
    Distribution and service fee (Class A)                          2,885,152
    Distribution and service fee (Class B)                         13,039,043
    Custodian fee                                                     636,520
    Postage                                                           344,499
    Printing                                                          227,744
    Legal fees                                                        122,732
    Auditing fees                                                      36,075
    Miscellaneous                                                   1,693,613
                                                                 ------------
      Total expenses                                             $ 38,522,740
    Fees paid indirectly                                              (79,255)
    Reduction of expenses by distributor                             (823,866)
                                                                 ------------
        Net expenses                                             $ 37,619,619
                                                                 ------------
            Net investment loss                                  $(32,364,501)
                                                                 ============
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $2,408,437 net gain from
      transactions with affiliated issuers)                      $ 10,015,363
    Foreign currency transactions                                    (119,160)
                                                                 ------------
      Net realized gain on investments                           $  9,896,203
                                                                 ------------
  Change in unrealized appreciation -
    Investments                                                  $847,011,945
    Translation of assets and liabilities in foreign currencies         1,885
                                                                 ------------
      Net unrealized gain on investments                         $847,013,830
                                                                 ------------
        Net realized and unrealized gain on investments and
          foreign currency                                       $856,910,033
                                                                 ------------
          Increase in net assets from operations                 $824,545,532
                                                                 ============
See notes to financial statements

Statement  of  Changes  in  Net  Assets

-----------------------------------------------------------------------------------------------
Year Ended November 30,                                              1995                 1994
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $   (32,364,501)      $  (18,775,234)
  Net realized gain on investments and foreign
    currency transactions                                       9,896,203           40,986,707
  Net unrealized gain on investments and foreign
    currency                                                  847,013,830           64,922,879
                                                          ---------------       --------------
    Increase in net assets from operations                $   824,545,532       $   87,134,352
                                                          ---------------       --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                       $    (9,533,382)      $  (11,484,710)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (10,006,703)         (17,957,239)
  Tax return of capital                                          (544,859)          --
                                                          ---------------       --------------
    Total distributions declared to shareholders          $   (20,084,944)      $  (29,441,949)
                                                          ---------------       --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                        $ 3,022,835,060       $  933,615,981
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                           17,796,191           25,655,969
  Cost of shares reacquired                                (1,771,034,994)        (750,977,096)
                                                          ---------------       --------------
    Increase in net assets from Fund share
      transactions                                        $ 1,269,596,257       $  208,294,854
                                                          ---------------       --------------
      Total increase in net assets                        $ 2,074,056,845       $  265,987,257
Net assets:
  At beginning of period                                    1,238,463,153          972,475,896
                                                          ---------------       --------------
  At end of period (including accumulated net
    investment loss of $62,577 and $43,710,
    respectively)                                         $ 3,312,519,998       $1,238,463,153
                                                          ===============       ==============

See notes to financial statements

Financial  Highlights

-----------------------------------------------------------------------------------------------
Year Ended November 30,           1995        1994      1993<F1>     1995       1994       1993
-----------------------------------------------------------------------------------------------
                               Class A                                   Class B
-----------------------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout
  each period):
Net asset value -
  beginning of period           $18.73      $17.68    $16.43       $18.57     $17.64     $14.93
                                ------      ------    ------       ------     ------     ------
Income from investment
  operations<F4> -
  Net investment loss           $(0.23)     $(0.20)   $(0.03)      $(0.41)    $(0.35)    $(0.33)
  Net realized and
    unrealized gain on
    investments                   8.68        1.78      1.28         8.65       1.78       3.19
                                ------      ------    ------       ------     ------     ------
      Total from investment
        operations              $ 8.45      $ 1.58    $ 1.25       $ 8.24     $ 1.43     $ 2.86
                                ------      ------    ------       ------     ------     ------
Less distributions
  declared to shareholders -
  From net realized gain
  on investments                $(0.38)     $(0.53)   $ --         $(0.24)    $(0.50)    $(0.15)
  In excess of net
    realized gain on investments   --<F2>      --<F2>   --            --         --         --
  Tax return of capital          (0.01)        --       --          (0.01)       --         --
      Total distributions
        declared to
        shareholders            $(0.39)     $(0.53)     --         $(0.25)    $(0.50)    $(0.15)
                                ------      ------    ------       ------     ------     ------
Net asset value - end of
  period                        $26.79      $18.73    $17.68       $26.56     $18.57     $17.64
                                ======      ======    ======       ======     ======     ======
Total return<F6>                45.98%       9.06%     38.98%<F3>  44.89%      8.21%     19.36%
Ratios (to average net
  assets)/Supplemental data<F7>:
  Expenses<F5>                   1.28%       1.33%      1.19%<F3>   2.08%      2.14%      2.19%
  Net investment loss          (1.04)%     (1.09)%    (0.98)%<F3>  (1.83)%   (1.90)%    (1.61)%
Portfolio turnover                 20%         39%        58%          20%       39%        58%
Net assets at end of
  period (000,000 omitted)      $1,312      $  470     $  371      $2,001     $  769     $  602

<F1> For the period from the date of issue of Class A shares, September 13, 1993 to November 30, 1993.
<F2> The per share distribution in excess of net realized gain on investments was $0.0049 and $0.0031 per share for Class A and
     Class B shares, respectively.
<F3> Annualized.
<F4> Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.
<F5> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F6> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F7> The distributor did not impose a portion of its Class A distribution fee for the period indicated. If this fee had been incurred by the Fund, the net investment loss per share and ratios would have been:

      Net investment loss       $(0.25)     $(0.22)     --            --         --         --
      Ratios (to average net assets):
        Expenses##               1.38%       1.43%      --            --         --         --
        Net investment loss     (1.14)%     (1.19)%     --            --         --         --

See notes to financial statements

-------------------------------------------------------------------------------------------------
Year Ended November 30,          1992        1991         1990        1989        1988   1987<F1>
-------------------------------------------------------------------------------------------------
                              Class B
-------------------------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout
  each period):
Net asset value -
  beginning of period           $12.07      $ 6.89    $ 7.69       $ 5.91     $ 4.97     $ 5.50
                                ------      ------    ------       ------     ------     ------
Income from investment
  operations -
  Net investment loss           $(0.07)     $(0.13)   $(0.14)      $(0.13)    $(0.11)    $(0.06)
  Net realized and
    unrealized gain (loss)
    on investments                3.52        5.31     (0.66)        1.91       1.05      (0.47)
                                ------      ------    ------       ------     ------     ------
      Total from investment
        operations              $ 3.45      $ 5.18    $(0.80)      $ 1.78     $ 0.94     $(0.53)
                                ------      ------    ------       ------     ------     ------
Less distributions
  declared to shareholders
  from net realized gain on
  investments                   $(0.59)     $ --      $ --         $ --       $ --       $ --
                                ------      ------    ------       ------     ------     ------
Net asset value - end of
  period                        $14.93      $12.07    $ 6.89       $ 7.69     $ 5.91     $ 4.97
                                ======      ======    ======       ======     ======     ======
Total return                    29.25%      75.18%  (10.40)%       30.12%     18.91%   (10.44)%<F2>
Ratios (to average net assets)
  /Supplemental data:
  Expenses                       2.33%       2.50%     2.75%        2.81%      2.30%      2.40%<F2>
  Net investment loss          (2.00)%     (1.98)%   (1.86)%      (1.91)%    (1.65)%    (1.50)%<F2>
Portfolio turnover                 59%        112%       86%          95%        57%        81%
Net assets at end of
  period (000,000 omitted)      $  357      $  145    $   73       $   82     $   61     $   50

<F1> For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
<F2> Annualized.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $32,345,634 and $9,286,629 were reclassified from accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions, due to differences between book and tax accounting for short-term capital gains, net operating losses and tax basis returns of capital. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $14,996 for the year ended November 30, 1995. Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,055,053 for the year ended November 30, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a separate distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $223,471 for the year ended November 30, 1995. MFD is currently waiving the 0.10% distribution fees for an indefinite period. Fees incurred under the distribution plan during the year ended November 30, 1995 net of waiver were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a monthly distribution fee, of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $138,941 for Class B shares for the year ended November 30, 1995. Fees incurred under the distribution plan during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $9,946 and $1,787,150 for Class A shares and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively. (4) Portfolio Securities Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $1,605,510,997 and $428,557,664, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $2,185,584,151
                                                             ==============
Gross unrealized appreciation                                $1,303,214,394
Gross unrealized depreciation                                  (122,602,780)
                                                             --------------
  Net unrealized appreciation                                $1,180,611,614
                                                             ==============
(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



Class A Shares
                   1995                             1994
Year Ended         -----------------------------    ---------------------------
November 30,            Shares            Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold         67,800,740    $1,533,247,118     26,143,949    $483,879,494
Shares issued
 to shareholders
 in reinvestment
 of distributions      488,159         9,182,865        584,374      10,565,806
Shares reacquired  (44,418,694)   (1,017,261,903)   (22,607,024)   (420,205,407)
                   -----------    --------------   ------------   -------------
  Net increase      23,870,205    $  525,168,080      4,121,299   $  74,239,893
                    ==========    ==============   ============   =============
Class B Shares
                   1995                             1994
Year Ended         -----------------------------    ---------------------------
November 30,            Shares            Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold         67,040,946    $1,489,587,942     24,347,440    $449,736,487
Shares issued
to shareholders
in reinvestment
of distributions       458,635         8,613,326        835,529      15,090,163
Shares reacquired  (33,540,206)     (753,773,091)   (17,900,602)   (330,771,689)
                   -----------    --------------   ------------   -------------
  Net increase      33,959,375    $  744,428,177      7,282,367    $134,054,961
                    ==========    ==============   ============    ============
(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $31,555.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1995 is set forth below:

                                                       Acquisitions                     Dispositions
                                  Beginning  --------------------------------  ------------------------------
                                  Share/Par       Share/Par                         Share/Par
Affiliate                            Amount          Amount              Cost          Amount            Cost
-------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.          100,000         351,000      $  1,676,067           --         $    --
Applebee's International,
  Inc.                            1,864,200          96,600         2,159,257           --              --
Autodesk, Inc.                    1,555,000       1,386,770        51,453,012          47,000       1,207,148
Back Bay Restaurant Group,
  Inc.                              185,100           --               --               --              --
Buffets Inc.                      1,350,100         217,900         1,995,943           --              --
CareLine, Inc.                      728,700           --               --             728,700       5,233,371
CareLine, Inc., 8s, 2001          1,500,000           --               --           1,500,000       1,500,000
Compuware Corp.                     565,100       1,634,424        45,863,405           --              --
Equalnet Holding Corp.                --            447,000         5,347,328           --              --
HFS Inc.                          2,430,000         790,805        22,676,229           --              --
Hammons (John Q) Hotels,
  Inc.                              133,200         411,100         5,947,170           --              --
Hometown Buffet, Inc.               823,000          86,000           985,636           --              --
IHOP Corp.                           65,000         547,200        12,430,327           --              --
Integrated Health Services,
  Inc.                              934,300         470,627        15,740,594           --              --
Marcam Corp.                        596,800           --               --              20,000         507,787
Micro Warehouse, Inc.             1,149,000         581,600        20,778,546           --              --
Mid Atlantic Medical
  Services, Inc.                  2,370,000         750,800        17,221,380             200           1,504
Mothers Work, Inc.                  211,500           --               --               --              --
National Gaming Corp.               243,000          17,000           132,025           --              --
Quantum Restaurant Group,
  Inc.                              540,700          12,500           130,437           --              --
Showbiz Pizza Time, Inc.            750,000           5,000            48,125           --              --
System Software Assoc.            1,539,600         505,500        13,262,937           --              --
Taco Cabana, Inc.                   968,295           --               --               5,900         103,250
Transportation Corp. of
  America, "B"                      692,516           --               --             152,516         440,469
                                                                 ------------                      ----------
                                                                 $217,848,418                      $8,993,529
                                                                 ============                      ==========


                                 Interest
        Ending      Realized          and
     Share/Par          Gain     Dividend          Ending
        Amount         (Loss)      Income           Value
---------------------------------------------------------

       451,000    $   --          $ --       $  2,762,375
     1,960,800        --           94,525      54,412,200
     2,894,770     1,026,489      471,332     102,040,642
       185,100        --            --          1,064,325
     1,568,000        --            --         20,776,000
         --           --            --             --
         --          135,000      118,667          --
     2,199,524        --            --         45,090,242
       447,000        --            --          8,604,750
     3,220,805        --            --        223,040,746
       544,300        --            --          5,374,962
       909,000        --            --          9,885,375
       612,200        --            --         15,840,675
     1,404,927        --            19,020     31,084,010
       576,800      (187,787)       --          9,877,700
     1,730,600        --            --         81,338,200
     3,120,600         2,261        --         76,064,625
       211,500        --            --          2,908,125
       260,000        --            --          2,567,500
       553,200        --            --          6,776,700
       755,000        --            --          9,626,250
     2,045,100        --          184,752      73,623,600
       962,395       (53,837)      --           5,172,873
       540,000     1,486,311       --           6,885,000
                  ----------     --------    ------------
                  $2,408,437     $888,296    $794,816,875
                  ==========     ========    ============

(8) Restricted  Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1995, the Fund owned the following restricted securities (constituting 0.40% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                               Dates of    Share/Par
Description                 Acquisition       Amount         Cost        Value
------------------------------------------------------------------------------
Boomtown, Inc.       10/23/92 - 5/25/93       35,000   $  350,000  $   218,750
Call Net
Enterprises, Inc.,
"B"                  11/10/93                125,000    1,051,600      873,740
Copley Partners 1    12/06/86              3,000,000      751,263      761,724
Copley Partners 2    12/02/86 - 8/09/91    3,000,000    2,207,091    2,029,296
Highland Capital
Partners              6/28/88 - 6/28/93    7,500,000    2,561,094    8,320,425
Renal Treatment
Centers, Inc.         6/28/95                 17,651       65,485      712,659
Turkiye Garanti
Bankasi              10/29/93                 32,000      616,184      224,000
                                                                   -----------
                                                                   $13,140,594
                                                                   ===========

INDEPENDENT  AUDITORS'  REPORT
To the Trustees of MFS Series Trust II and Shareholders of MFS Emerging Growth
Fund: We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the nine-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Fund at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 5, 1996




                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                             -------------
MFS(R) EMERGING          [LOGO: NUMBER 1 DALBAR              BULK RATE
GROWTH FUND                TOP RATED SERVICE]                U.S. POSTAGE
                                                             PAID
                                                             PERMIT #55638
500 Boylston Street                                          BOSTON, MA
Boston, MA 02116                                             -------------



[LOGO: M F S(R)
 THE FIRST NAME IN MUTUAL FUNDS]




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